                                                                  Execution Copy
                                                                  --------------


                              DATED 14 July 1995
                              ------------------



                       NEW COMMODORE CRUISE LINES LIMITED
                                 as Shareholder



                                       to



                   EFFJOHN INTERNATIONAL CRUISE HOLDINGS INC.
                                   as lender


                       ---------------------------------

                       FIRST PRIORITY CHARGE OVER SHARES
                           of AZURE INVESTMENTS,

                       ---------------------------------



                           Sinclair Roche & Temperley
                                Broadwalk House
                                5 Appold Street
                                London EC2A 2NN
                               Tel: 0171-638 9044
                                Ref:  JPM/180210

                                     INDEX
                                     -----


Clause         Subject                                                  Page
- ------         -------                                                  ----
1.   Definitions and Construction.......................................   1

2.   Charge.............................................................   3

3.   Survival of Shareholder's Liability................................   3

4.   Continuing Charge..................................................   4

5.   Exclusion of the Shareholder's Rights..............................   5

6.   Obligation to prove in Liquidation.................................   6

7.   Suspense Account...................................................   6

8.   Enforcement........................................................   6

9.   Representations and Warranties.....................................   8

10.  Undertakings.......................................................   9

11.  Miscellaneous......................................................  11

12.  Assignment.........................................................  11

13.  Notices............................................................  12

14.  Governing Law......................................................  13

15.  Waiver of Immunity.................................................  13

16.  Jurisdiction.......................................................  13

SCHEDULE 1..............................................................  16

SCHEDULE 2..............................................................  17

THIS DEED OF CHARGE is made the 14 day of July 1995

BY:-

(1) NEW COMMODORE CRUISE LINES LIMITED, a company incorporated under the laws of Bermuda with its registered office at c/o Ardon Management Services Ltd., c/o Richards Francis & Francis, Cedarpark Centre, 48 Cedar Avenue, Hamilton HM11, Bermuda as shareholder (the "Shareholder")

IN FAVOUR OF:-

(2) EFFJOHN INTERNATIONAL CRUISE HOLDINGS INC., a company incorporated under the laws of the Cayman Islands with its registered office at Caledonian Bank & Trust Limited, P O Box 1043, Grand Cayman, Cayman Islands (the "Lender").

WHEREAS:-

(A) By a loan facility agreement dated 14 July 1995 made between (1) Azure Investments, Inc. (the "Company") and Almira Enterprises, Inc. (the "Borrowers"), (2) the Lender and (3) the Shareholder and Commodore Holdings Limited as guarantors, the Lender has agreed, on the terms and conditions therein set out, to make available to the Borrowers a loan of twenty four million five hundred thousand Dollars (USD24,500,000) and the Shareholder has agreed to guarantee to the Lender the payment by the Borrowers of the Outstanding Indebtedness and the performance and observance by the Borrowers of all the agreements, covenants undertakings and provisions contained in the Loan Agreement and other Security Documents.

(B) The Shareholder is the sole beneficial owner of all the shares in the Company and is the registered owner of all the said shares.

(C) It is a condition precedent to the utilisation by the Borrowers of the said facility that the Shareholder enters into this Deed.

NOW THEREFORE THIS DEED WITNESSES as follows:-

1.   DEFINITIONS AND CONSTRUCTION
     ----------------------------

1.1  Definitions
     -----------

     In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and the following terms and expressions shall have the meanings set out below. In addition, terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein.

     "Charged Property"       means all and singular those 500 issued shares in
                              respect of the Company (being the entire issued share capital of the Company) as are registered in the name of the Shareholder and all dividends or other distributions and interest paid or payable in connection therewith after the date hereof and all stocks, shares, warranties, rights, moneys and property (and dividends or other distributions and interest paid or payable thereon) accruing or acquired at any time and from time to time by way of bonus, redemption, preference option rights or otherwise to or in respect of or derived from or in substitution for any of the said shares or any derivatives thereof and including all moneys for the time being forming part of the net proceeds of sale of any of the said shares pursuant to Clause
                              8 and any investments for the time being representing the same;

     "Loan Agreement"         means the loan facility agreement referred to in
                              recital (A) hereto;

     "Loan" means the loan facility referred to in recital (A) hereto;

     "Outstanding
     Indebtedness"            means all sums of any kind arising at any time
                              owing, actually or contingently by the Borrowers or any other Obligor to the Lender under or pursuant to the Security Documents or any of them
                              (whether by way of repayment of principal, payment of interest or default interest, payment upon any indemnity or counter-indemnity, reimbursement for costs or otherwise howsoever).

1.2  Construction
     ------------

     (A) Clause headings are inserted for convenience of reference only and shall be ignored in the construction of this Deed;

     (B) references to Clauses and Schedules are to be construed as references to Clauses of and Schedules to this Deed unless otherwise stated and references to this Deed are to be construed as references to this Deed including its Schedules;

     (C) references to (or to any specified provision of) this Deed or any other Subject Document shall be construed as reference to this Deed, that provision or that Subject Document as from time to time amended, supplemented and/or novated;

     (D) without prejudice to the provisions of Clause 12 references to any party to this Deed or any other Subject Document shall include reference to such party's successors and permitted assigns;

     (E)  words importing the plural shall include the singular and vice versa;

     (F) references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

     (G) where any matter under any Security Document requires the approval or consent of the Lender, such approval or consent shall not be deemed to have been given unless given in writing; where any matter under any Security Document is required to be acceptable to the Lender, the Lender shall not be deemed to have accepted such matter unless its acceptance is communicated in writing; the Lender may give or withhold its consent, approval or acceptance under any Security Document subject to it not being unreasonably withheld or delayed and such consent, approval or acceptance may be given by the Lender subject to such conditions as it may reasonably impose;

     (H) a certificate by the Lender as to any amount due or calculation made hereunder shall be conclusive except for manifest error; and

     (I) references to any statute or other legislative provision are to be construed as references to any such statute or other legislative provision as the same may be re-enacted or modified or substituted by any subsequent statute or legislative provision.

2.   CHARGE
     ------

     In consideration of the sum of USD10 and other good and valuable consideration and the Lender agreeing at the request of the Shareholder to make the Loan available to the Borrowers in accordance with the terms of the Loan Agreement and in order to secure the payment of the Outstanding Indebtedness in accordance with the provisions of the Security Documents and to secure the performance and observance of all of the agreements, covenants, undertakings and provisions contained in the Security Documents, the Shareholder hereby charges the Charged Property to the Lender by way of first priority fixed charge.

3.   SURVIVAL OF SHAREHOLDER'S LIABILITY
     -----------------------------------

     The Shareholder's liability to the Lender under this Deed shall not be discharged, impaired or otherwise affected by reason of any of the following events or circumstances (regardless of whether any such events or circumstances occur with or without the Shareholder's knowledge or consent):-

     (A) any time, forbearance or other indulgence given or agreed by the Lender to or with any Obligor in respect of any of its obligations under any of the Security Documents; or

     (B) any legal limitation, disability or incapacity relating to any Obligor; or

     (C) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or the obligations of any Obligor under the Security Documents or any of them or any amendment to or variation thereof or of any other document or security comprised therein (whether or not known to the Lender); or

     (D) any change in the name, constitution or otherwise of any Obligor or the merger of any Obligor by or with any other person; or

     (E) the liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of any Obligor or the appointment of a receiver or administrative receiver or administrator or trustee or similar officer of any of the assets of any Obligor or the occurrence of any circumstances whatsoever affecting any Obligor's liability to discharge its respective obligations under any of the Security Documents; or

     (F) any challenge, dispute or avoidance by any liquidator of any Obligor in respect of any claim by the Shareholder by right of subrogation in any such liquidation; or

     (G) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of any of the Security Documents or the provision by the Lender at any time of any further security for the obligations of the Obligors under any of the Security Documents; or

     (H) any release of any guarantor or any release of any third party Obligor in respect of the obligations of any of the Obligors' under any of the Security Documents; or

     (I) any failure on the part of the Lender (whether intentional or not) to take or perfect any security agreed to be taken under or in relation to any of the Security Documents; or

     (J) any other act, matter or thing which might otherwise constitute a legal or equitable discharge of the obligations of the Shareholder hereunder.

4.   CONTINUING CHARGE
     -----------------

4.1  Duration of charge
     ------------------

     The charge herein shall be:-

     (A) a continuing security remaining in full force and effect until payment in full has been received by the Lender of each and every part and the ultimate balance of the Outstanding Indebtedness in whatever currency or currencies the same may from time to time be denominated in accordance with the Loan Agreement;

     (B) in addition to and not in substitution for or in derogation of any other security held by the Lender from time to time in respect of the Outstanding Indebtedness or any part thereof.

4.2  Restriction on discharge of this Deed
     -------------------------------------

     Any satisfaction of obligations by the Shareholder to the Lender or any discharge given by the Lender to the Shareholder or any other agreement reached between the Lender and the Shareholder in relation to this Deed shall be, and be deemed always to have been, void ab initio if any act satisfying any of the said obligations or on the faith of which any such discharge was given or any such agreement was entered into is subsequently avoided in whole or in part by or pursuant to any provision of any applicable law whatsoever.

5.   EXCLUSION OF THE SHAREHOLDER'S RIGHTS
     -------------------------------------

     Until the actual and contingent obligations of each Obligor under the Security Documents have been performed in full the Shareholder shall not:-

     (A) be entitled to share in or succeed to or benefit from (by subrogation or otherwise) any rights which the Lender may have in respect of the Outstanding Indebtedness or any security therefor or all or any of the proceeds of such rights or security; or

     (B)  without the prior consent of the Lender:-

          (i) exercise in respect of any amount paid by it hereunder any right of subrogation, contribution or any other right or remedy which it may have in respect thereof; or

          (ii) claim payment of any other moneys for the time being due to it by any other Obligor or exercise any other right or remedy in respect thereof; or

          (iii) prove in a liquidation of any Obligor in competition with the Lender for any moneys owing to the Shareholder by any other Obligor on any account whatsoever;

          (iv) take from any Obligor any undertaking or security in respect of the liability of the Shareholder hereunder or in respect of any other liability of any Obligor to the Shareholder; or

          (v) exercise any right of set-off or counterclaim to which the Shareholder may be entitled against any Obligor;

     provided always that if the Shareholder, in breach of this Clause, receives or recovers any moneys pursuant to any such exercise, claim or proof, such moneys shall be held by the Shareholder upon trust for the Lender to apply the same as if they were moneys received or recovered by the Lender under this Deed.

6.   OBLIGATION TO PROVE IN LIQUIDATION
     ----------------------------------

     The Shareholder shall, if the Lender so instructs, prove in a liquidation of an Obligor for any amounts owed to the Shareholder by such Obligor in connection with this Deed provided that any moneys received or recovered by the Shareholder in such liquidation shall be paid to the Lender on its request and, pending such payment, be held by the Shareholder upon trust for the Lender to apply the same as if they were moneys received or recovered by the Lender under this Deed.

7.   SUSPENSE ACCOUNT
     ----------------

     Any moneys received or recovered by the Lender under or in connection with this Deed may, at the Lender's discretion, be credited to any suspense or impersonal account with the Lender and may be held in such account for so long as the Lender thinks fit pending application at the Lender's discretion from time to time in or towards the discharge of the obligations of any Obligor under the Security Documents. Provided that the Lender is satisfied that payment received from the Shareholder is not liable to be set aside and that the Lender may not be placed under an obligation to repay such amount to the Shareholder or any liquidator or similar official appointed in respect of the Shareholder or its assets, the Lender shall, when the amount accumulated in the suspense account is sufficient to meet in full all the Outstanding Indebtedness, apply the balance standing to the credit of the suspense account to discharge the Outstanding Indebtedness.

8.   ENFORCEMENT
     -----------

8.1  Enforceability
     --------------

     The security constituted by this Deed shall become immediately enforceable upon the happening of any Event of Default.

8.2  Taking of action
     ----------------

     At any time after the happening of any Event of Default the Lender shall be entitled without further notice to the Shareholder:-

     (A) to apply any cash for the time being comprised in the Charged Property in or towards payment of the Outstanding Indebtedness in accordance with the provisions of Clause 10.5 of the Loan Agreement;

     (B) to sell or convert into money all or any part of the Charged Property (not consisting of cash) in such manner and upon such terms and for such consideration, whether in cash, securities or other assets and whether deferred or not, as the Lender may in its unfettered discretion think fit;

     (C) to exercise all other powers or rights incidental to the Charged Property or any part thereof (including, without limitation, to complete the letters of resignation referred to in Clause 10.2 by dating the same and to appoint directors and managers of the Company) in such manner as the Lender may in its unfettered discretion think fit; and

     (D) to complete by dating the same the share transfer forms made out in blank delivered to the Lender pursuant to Clause 10.2 in respect of the shares comprised in the Charged Property and to transfer all or any of such shares into the name of the Lender or its nominee as registered owner and to exercise the voting rights attached to the shares in such manner as the Lender may in its unfettered discretion think fit.

8.3  Notice of taking of action
     --------------------------

     The Lender confirms that as a matter of practice it is its intention to give notice to the Shareholder of any proposal by it to exercise its rights and powers specified above but failure by the Lender to give any such notice shall not prejudice its right to exercise such rights and powers or give rise to any liability to the Shareholder.

8.4  Sale of Charged Property
     ------------------------

     On any sale of the Charged Property or part thereof, the purchaser shall not be bound to see or enquire whether the Lender's power of sale has arisen in the manner provided herein and the sale shall be deemed to be within the power of the Lender and the receipt of the Lender for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

8.5  Law of Property Act 1925
     ------------------------

     Sections 93 and 103 of the Law of Property Act 1925 shall not apply hereto.

8.6  Rights prior to commencement of charge
     --------------------------------------

     Until the security hereby constituted becomes enforceable, the Shareholder shall be entitled to exercise all the voting rights attaching to the shares comprised in the Charged Property at any annual or extraordinary meeting of the shareholders of the Company. The Lender shall be provided with a certified copy of resolutions passed at any such meeting.

8.7  Steps to enforce security
     -------------------------

     The Lender shall not be obliged before taking steps to enforce its rights under this Deed:-

     (A)  to obtain judgment against any Obligor in any court or other tribunal;
          or

     (B) to make or file any claim in a bankruptcy or liquidation of any Obligor; or

     (C) to take any action whatsoever against any Obligor under any of the Security Documents;

     and the Shareholder hereby waives all such formalities or rights to which it would otherwise be entitled or which the Lender would otherwise first be required to satisfy or fulfil before proceeding or making demand against the Shareholder hereunder.

8.8  Cost and expenses
     -----------------

     All legal and other costs and expenses (including stamp duty, if any) reasonably incurred by the parties hereto in connection with the negotiation, preparation, completion and any registration and/or recording of this Deed and the other Security Documents and the action to be taken to give effect to them including all costs and expenses incurred by the Lender in enforcing this Deed and in protecting and enforcing its interests hereunder in any court of law or otherwise shall be paid in accordance with clause 20 of the Loan Agreement.

9.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

9.1 The Shareholder represents and warrants to the Lender at the date hereof and/or as otherwise specified herein that:-

     (A)  Status
          ------

          It is a limited liability company, duly constituted and validly existing under the laws of the Bermuda possessing the capacity to sue and be sued in its own name and the power to own its assets and carry on its business as it is now being conducted.

     (B)  Power and authority
          -------------------

          It has the power to enter into and perform its obligations under this Deed and the charge created hereby and has taken all necessary corporate and shareholder action to authorise the entry into and performance of this Deed.

     (C)  Legal validity
          --------------

          This Deed constitutes legal, valid and binding obligations of the Shareholder enforceable in accordance with its terms except as such enforcement may be limited by any relevant bankruptcy, insolvency, administration or similar laws affecting creditors' rights generally and by principles of equity.

     (D)  Non-conflict with laws
          ----------------------

          The entry into and performance of this Deed and the transactions contemplated hereby do not and will not be a breach of or conflict with:-

          (i) any law or regulation or any official or judicial order existing at the date hereof; or

          (ii)   the constitutional documents of the Shareholder; or

          (iii) any agreement or document to which the Shareholder is a party or which is binding upon it or any of its assets;

          nor result in the creation or imposition of any Encumbrance on any of its assets pursuant to the provisions of any such agreement or document.

     (E)  Consents
          --------

          All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and the transactions contemplated hereby have been obtained or effected and are in full force and effect.

     (F)  Registration of Deed
          --------------------

          The Shareholder does not have a place of business in any jurisdiction other than in Bermuda which would require this Deed to be filed or registered if the Shareholder had a place of business in that jurisdiction to ensure the validity of this Deed.

     (G)  Ownership of shares
          -------------------

          All the issued shares of the Company are legally and beneficially owned by the Shareholder, each of the said shares is fully paid and non-assessable and none of the said shares in the Company is subject to any option or Encumbrance except as created by this Deed.

9.2  Survival of representations and warranties
     ------------------------------------------

     The representations and warranties set out in Clause 9.1 (A), (B), (C),
     (D)(ii), (D)(iii), (F) and (G) shall survive the execution of this Deed and shall be deemed to be repeated with reference mutatis mutandis to the facts and circumstances then subsisting, as if made on each day until the actual and contingent obligations of each Obligor under the Security Documents have been performed in full.

10.  UNDERTAKINGS
     ------------

10.1 Duration
     --------

     The undertakings in this Clause 10 shall remain in force from and after the date hereof until all the actual and contingent obligations of each Obligor under the Security Documents have been performed in full.

10.2 Deposit of documents
     --------------------

     The Shareholder shall procure that until the Outstanding Indebtedness has been discharged there shall be deposited by way of security with the Lender:-

     (A) the Articles of Incorporation and By-Laws, minute books, all blank stock or other certificates and all corporate seals of the Company;

     (B) the stock or share certificates representing the shares comprised in the Charged Property together with executed and undated share transfer forms in respect of such shares made out in blank and any other documents of title to any part of the Charged Property;

     (C)  the share register (if any) of the Company;

     (D) executed undated resignations from each director and officer of the Company from time to time in the form of Schedule 1;

     (E) an irrevocable proxy from the Shareholder in respect of the shares comprised in the Charged Property in the form of Schedule 2.

10.3 Negative pledge
     ---------------

     The Shareholder shall not, save as herein provided, without the prior consent of the Lender, sell, assign, transfer, charge, pledge or encumber in any manner any part of the Charged Property or agree to do any of the aforesaid or suffer to exist any Encumbrance or option on, over or in respect of all or any part of the Charged Property except by way of Permitted Encumbrances.

10.4 Restriction on issue of further shares
     --------------------------------------

     The Shareholder shall not, without the prior consent of the Lender, procure or authorise or permit the issue of any further shares in the Company unless such further shares are charged to the Lender in terms similar to the terms hereof as if they were included in the Charged Property. If, despite the provisions of this sub-clause, any further such shares are issued without the prior consent of the Lender, the Shareholder shall procure that such further shares are held on the terms hereof as if they were included in the Charged Property.

10.5 Appointment of directors and officers
     -------------------------------------

     The Shareholder shall notify the Lender immediately upon the appointment of any further director or officer of the Company and shall procure that, unless the Lender agrees otherwise, there is promptly delivered to the Lender an executed undated resignation from such director or officer in the form of Schedule 1.

10.6 Notice of this Deed
     -------------------

     The Shareholder shall deliver a certified copy of this Deed to the Company for the purpose of giving the Company notice of the charge herein contained and shall procure that the Company will deliver to the Lender an acknowledgement of such notice.

10.7 Further assurance
     -----------------

     The Shareholder shall, from time to time on being required to do so by the Lender, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Lender as the Lender may reasonably consider necessary for giving full effect to any of the Security Documents including this Deed or securing to the Lender the full benefit of the rights, powers and remedies conferred upon it in any such Security Document including this Deed.

11.  MISCELLANEOUS
     -------------

11.1 No waiver
     ---------

     No failure to exercise and no delay in exercising on the part of the Lender any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver by the Lender shall be effective unless it is in writing.

11.2 Remedies cumulative
     -------------------

     The rights and remedies of the Lender provided herein are cumulative and not exclusive of any rights or remedies provided by law.

11.3 Severability
     ------------

     If any provision of this Deed or any of the other Security Documents is prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

11.4 Time of essence
     ---------------

     Time is of the essence in respect of all of the obligations of the Shareholder under this Deed.

12.  ASSIGNMENT
     ----------

12.1 Benefit of assignment
     ---------------------

     This Deed shall be binding upon the Shareholder and its successors and shall inure to the benefit of the Lender and its successors and assigns.

12.2 Transfers of rights and obligations
     -----------------------------------

     The Shareholder may shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder. The Lender may at any time assign all or any part of its rights and benefits hereunder or transfer in accordance with Clause 19. 2 of the Loan Agreement and the Shareholder hereby consents to the assignment on the date hereof by the Lender to the Bank of its rights and benefits hereunder.

12.3 Disclosure of information
     -------------------------

     The Lender may disclose to any actual or potential assignee, transferee or to any person who may otherwise propose to enter into contractual relations with any of them in relation to this Deed or the other Security Documents or any of them such information about the Shareholder and any Obligors as the Lender shall consider appropriate.

12.4 Effectiveness
     -------------

     The Shareholder will, at the request of the Lender execute or procure the execution of such documents and do (or procure the doing of) all such acts and things as may be necessary or desirable to give effect to any transfer or assignment pursuant to this Clause 12.

13.  NOTICES
     -------

13.1 Mode of Communication
     ---------------------

     Except as otherwise provided herein, each notice, request, demand or other communication or document to be given or made hereunder shall be given in writing but unless otherwise stated, may be made by telex or telefax.

13.2 Address
     -------

     Any notice, demand or other communication to be made or delivered pursuant to this Deed shall be made or delivered as follows:-

     (i) if to the Shareholder to it at 4000 Hollywood Boulevard, Hollywood, Florida 33021, telefax number (305) 9672147 marked for the attention of Alan Pritzker and Fred Mayer with a further copy to Broad & Cassel, Miami Centre, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131 telefax number 305 373 9493 marked for the attention of James Cassel with a further copy to JeMJ Financial Services Inc, TelMed, Inc., 9350 S. Dixie Highway, Suite 1220, Miami, Florida 33156 telefax number (305) 238 6248 marked for the attention of Jeffrey I. Binder;

     (ii) if to the Lender to it c/o Effjohn OY AB at Bulevardi 1A, PO Box 659, 00101 Helsinki, Finland telefax number 3580 627736 marked for the attention of finance department or such other address telex number or telefax number as each such addressee may specify to the other relevant party or parties by not less than fifteen
     (15) days' written notice.

13.3 Receipt
     -------

     Each such notice, demand, request or other communication shall be deemed to have been made or delivered when:-

     (A) (in the case of telex) the addressee's answerback shall have been received at the end of the transmission or (in the case of telefax) when a materially complete and legible copy of the communication has been received by the addressee (unless the date of despatch is not a Banking Day in the country of the addressee or the time of despatch is outside normal business hours in the country of the addressee, in which case such telex or telefax shall be deemed to have been received at the opening of business on the next such Banking Day; or

     (B) (in the case of any letter) when delivered to the addressee's address as specified in or notified pursuant to Clause 13.2 or, if sent by post first class postage prepaid in an envelope addressed to the addressee at that address five (5) days after being deposited in the post.

13.4 Language
     --------

     Each notice, demand, request or other communication made or delivered by one party to another pursuant to this Deed or any other Security Document shall be in the English language or accompanied by a certified English translation.

14.  GOVERNING LAW
     -------------

     This Deed shall be governed by and construed in accordance with English law.

15.  WAIVER OF IMMUNITY
     ------------------

     The Shareholder irrevocably and unconditionally:-

     (A) waives any right of immunity which it or its assets now has or may hereafter acquire in relation to any legal proceedings (including but without limitation actions in rem and/or in personam) brought against it or its assets in relation to this Deed by the Lender; and

     (B) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

16.  JURISDICTION
     ------------

16.1 Submission to jurisdiction
     --------------------------

     For the exclusive benefit of the Lender, the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the High Courts of Justice in England provided that the Lender (but not the Shareholder) shall be at liberty in addition or alternatively

                                      -14

     to take proceedings in the courts of any other country which may have jurisdiction or in which the Shareholder may reasonably be thought to have assets. The Shareholder hereby irrevocably authorises and appoints the Process Agent for the acceptance of service of legal proceedings under this Deed, service upon whom shall be deemed to constitute good service of legal process without prejudice to any other lawful means and undertakes to maintain a process agent in England.

IN WITNESS whereof this Deed has been executed by the Shareholder on the day first written above.

THE SHAREHOLDER
- ---------------

SIGNED SEALED AND DELIVERED AS A DEED        )
by James Scott Cassel                        )
the duly authorised Attorney-in-Fact         )    /s/ James Scott Cassel
for and on behalf of                         )
NEW COMMODORE CRUISE LINES LIMITED           )
in the presence of:- LARA DOBSON of 5, APPOLD
STREET, LONDON, EC2 SOLICITOR.                 /s/ Lara Dodson

THE LENDER
- ----------

SIGNED SEALED AND DELIVERED AS A DEED        )
by Thomas Forss                              )    /s/ Thomas Forss
the duly authorised Attorney-in-Fact         )
for and on behalf of                         )
EFFJOHN INTERNATIONAL CRUISE HOLDINGS INC.   )
in the presence of:- LARA DOBSON of 5, APPOLD
STREET, LONDON EC2 SOLICITOR.                  /s/ Lara Dodson

                                   SCHEDULE 1
                                   ----------


                             Letter of Resignation
                             ---------------------

To:   The Secretary
      Azure Investments, Inc.
      (the "Company")


Dear Sirs,


               Loan Agreement dated                         1995
                             (the "Loan Agreement")
                             ----------------------


1. I hereby resign as a [director/secretary/or other officer] of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

2.   This resignation is to be effective as at the date hereof.

                               Yours faithfully,

                                   SCHEDULE 2
                                   ----------

                               Irrevocable Proxy
                               -----------------


The undersigned, being the owner of 500 shares (the "Shares") of Azure Investments, Inc., (the "Company"), a Panamanian corporation hereby makes, constitutes and appoints Effjohn International Cruise Holdings Inc. as the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time to vote all or any of the shares represented by the share certificates of the Company numbered 1 at all annual and special general meetings of the shareholders of the Company with the same force and effect as the undersigned might or could do and to requisition and convene a meeting or meetings of the shareholders of the Company for the purposes of appointing or confirming the appointment of new directors of the Company and/or such other matters as may in the opinion of Effjohn International Cruise Holdings Inc. be necessary or desirable for the purpose of implementing the Deed of Charge referred to below and the undersigned hereby ratifies and confirms all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said shares have been charged to Effjohn International Cruise Holdings Inc.
pursuant to a deed (the "Deed of Charge") dated                1995.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable as long as the Deed of Charge is outstanding.

IN WITNESS whereof this instrument has been duly executed as a deed this
day of                    1995.



SIGNED SEALED AND DELIVERED AS A DEED        )
by                                           )
the duly authorised Attorney-in-Fact         )
for and on behalf of                         )
NEW COMMODORE CRUISE LINES LIMITED           )
in the presence of:-                         )

                             Letter of Resignation








Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as Secretary of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,


                                             Yours faithfully,


                                             /s/ Lil Webster
                                             ----------------------
                                               Lil de Webster

                             Letter of Resignation








Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as director of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,


                                             Yours faithfully,


                                             /s/ Lil Webster
                                             ---------------------
                                               Lil de Webster

                             Letter of Resignation







Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as President of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,

                               Yours faithfully,


                               /s/ Luia E. Cespedes
                               ------------------------
                               Luia Eduardo Cespedes

                             Letter of Resignation







Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as Treasurer of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,


                               Yours faithfully,


                               /s/ Miguel Urriola
                               ---------------------------
                                    Miguel Urriola

                             Letter of Resignation








Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as director of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,


                               Yours faithfully,


                               /s/ Luis Eduardo Cespedes
                               ---------------------------
                               Luis Eduardo Cespedes

                             Letter of Resignation








Messrs.
Azure Investments, Inc.
(the "Company")


Dear Sirs:

     I hereby resign as director of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever.

     This resignation is to be effective as at the date hereof,


                               Yours faithfully,


                               /s/ Leopoldo Lopez
                               -----------------------
                                 Leopoldo Lopez

                                  STOCK POWER



FOR VALUE RECEIVED, New Commodore Cruise Lines Limited
                    ------------------------------------------------------------
                                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                                        IDENTIFYING NUMBER OF ASSIGNEE
                                      ----------------------------------

hereby sell, assign and transfer unto __________________________________________
________________________________________________________________________________
________________________________________________________________________________

(     500     ) Shares of the __________________ Capital Stock of ______________
- ---------------
              Azure Investments Inc.                    Standing in my (our)
- -------------------------------------------------------
name(s) on the books of said Corporation represented by Certificate(s) No(s)  1
                                                                            ----
herewith, and do hereby irrevocably constitute and appoint _____________________ _____________________________________________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated ______________________________

                                                          /s/ James Scott Cassel
                                                          ----------------------
                                                               Attorney-in-Fact

In presence of

/s/ Lara Dobson
- ---------------------
  Solicitor

                       [STOCK CERTIFICATE APPEARS HERE]

                               Irrevocable Proxy
                               -----------------



The undersigned, being the owner of 500 shares (the "Shares") of Azure Investments, Inc., (the "Company"), a Paramanian corporation hereby makes, constitutes and appoints Effjohn International Cruise Holdings Inc. as the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time to vote all or any of the shares represented by the share certificates of the Company numbered 1 at all annual and special general meetings of the shareholders of the Company with the same force and effect as the undersigned might or could do and to requisition and convene a meeting or meetings of the shareholders of the Company for the purposes of appointing or confirming the appointment of new directors of the Company and/or such other matters as may in the opinion of Effjohn
International Cruise Holdings Inc. be necessary or desirable for the purpose of implementing the Deed of Charge referred to below and the undersigned hereby ratifies and confirms all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said shares have been charged to Effjohn International Cruise Holdings Inc. pursuant to a deed (the "Deed of Charge") dated 14 July 1995.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable as long as the Deed of Charge is outstanding.

IN WITNESS whereof this instrument has been duly executed as a deed this 14 day of July 1995.



SIGNED SEALED AND DELIVERED AS A DEED         )
by  JAMES SCOTT CASTEL                        )
the duly authorized Attorney-in-Fact          )     /s/ James Scott Cassel
for and on behalf of                          )
NEW COMMODORE CRUISE LINES LIMITED            )
in the presence of:- LARA DODSON OF 5 APPOLD  )
STREET, LONDON, EC2. SOLICITOR.
                                               /s/ L. Dodson